UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

TRINITY CAPITAL INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39958	35-2670395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. 1st Street Suite 302 Phoenix, Arizona	85004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 374-5350

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TRIN	Nasdaq Global Select Market
7.875% Notes Due 2029	TRINZ	Nasdaq Global Select Market
7.875% Notes Due 2029	TRINI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

On June 26, 2025, Trinity Capital Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) by and among the Company and Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), in connection with the issuance and sale of $125,000,000 aggregate principal amount of the Company’s 6.750% Notes due 2030 (the “Offering”).

The Underwriting Agreement includes customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Offering was made pursuant to the Company’s effective shelf registration statement on Form N-2 (File No. 333-275970), previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement, a pricing term sheet and a final prospectus supplement, each dated June 26, 2025. The transaction is expected to close on July 3, 2025.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, filed as an exhibit hereto and incorporated by reference herein.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 26, 2025, by and among Trinity Capital Inc. and Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named in Schedule 1 thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Trinity Capital Inc.

Date: July 1, 2025	By:	/s/ Kyle Brown
		Name:	Kyle Brown
		Title:	Chief Executive Officer, President and Chief Investment Officer

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